TYPE:  EX-23
SEQUENCE:  2
DESCRIPTION:  CONSENT OF INDEPENDENT ACCOUNTANTS

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-79619) of West Penn Funding LLC of our report dated February 3, 2000 relating to the financial statements, which appear in this Form 10-K.


PricewaterhouseCoopers LLP
March 29, 2000

                                     271